                         AMENDMENT TO SECURITY AGREEMENT

         THIS AMENDMENT TO SECURITY AGREEMENT (this "Amendment") is made as of the 5th day of January, 2001 by and among each of the parties listed on the signature pages hereto (collectively, the "Debtors" and each, a "Debtor"), in favor of ALEXANDER ENTERPRISE HOLDINGS CORP., a company organized in the British Virgin Islands ("Alexander Enterprise").

                               W I T N E S S E T H
                               - - - - - - - - - -

         WHEREAS, Alexander Enterprise advanced the sum of Two Million Two Hundred fifty Thousand Dollars ($2,250,000) (the "Original Loan") to Borrowers pursuant to a Secured Promissory Note dated October 10, 2000;

         WHEREAS, as a condition to the making of the Original Loan, Alexander Enterprise required that the Debtors enter into that certain Security Agreement dated as of October 10, 2000 (the "Security Agreement");

         WHEREAS, Alexander Enterprise proposes to advance the additional sum of Five Hundred Thousand Dollars ($500,000) pursuant to an Amended and Restated Secured Promissory Note dated as of October 10, 2000 (the "Amended and Restated Note");

         NOW, THEREFORE, for good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the Debtors, and each of them, hereby agree with Alexander Enterprise, as follows:

         1. The term "Note" as used in the Security Agreement shall for all purposes refer to the Amended and Restated Note, and the term "Agreement" as used in the Security Agreement shall for all purposes refer to the Security Agreement as amended by this Amendment.

         2. Except to the extent that each is expressly amended by the terms of this Amendment, all terms and conditions of the Security Agreement shall remain in full force and effect. This Amendment may only be amended by an instrument in writing signed by the party or parties to be bound or burdened by such amendment.

         3. This Amendment may be executed in two (2) or more counterparts, each of which when fully executed shall be an original, and all of said counterparts taken together shall be deemed to constitute one and the same agreement. Any signature page to this Amendment may be delivered by a telecopy or other facsimile of any original signature page and any signature page of any counterpart hereof may be appended to any other counterpart hereof to form a completely executed counterpart hereof.

         4. This Amendment shall be governed by and construed in accordance with the laws of the Stare of New York.

         IN WITNESS WHFRFOF, the Debtors, and each of them, have caused their duly authorized officers to set their hands and seals as of the day and year first above written.

                                         OPTICARE HEALTH SYSTEMS, INC.


                                         By:
                                             ---------------------------------
                                             Name:
                                             Title:


                                         OPTICARE EYE HEALTH CENTERS, INC.


                                         By:
                                             ---------------------------------
                                             Name:
                                             Title:


                                         PRIMEVISION HEALTH, INC.


                                         By:
                                             ---------------------------------
                                             Name:
                                             Title:


                                         OPTICARE EYE HEALTH NETWORK, INC.


                                         By:
                                             ---------------------------------
                                             Name:
                                             Title:


                                         PRIMEVISION EAST, INC.


                                         By:
                                             ---------------------------------
                                             Name:
                                             Title:


                                         PRIMEVISION CENTRAL, INC.


                                         By:
                                             ---------------------------------
                                             Name:
                                             Title:

                                         PRIMEVISION WEST, INC.


                                         By:
                                             ---------------------------------
                                             Name:
                                             Title:


                                         PRIMEVISION OF NORTH CAROLINA, INC.


                                         By:
                                             ---------------------------------
                                             Name:
                                             Title:


                                         ASSOCIATION OF EYE CARE, CENTERS
                                         TOTAL VISION HEALTH PLAN, INC


                                         By:
                                             ---------------------------------
                                             Name:
                                             Title:


                                         COHEN SYSTEMS, INC.


                                         By:
                                             ---------------------------------
                                             Name:
                                             Title:


                                         ACCOUNTABLE EYE CARE
                                         ASSOCIATES, INC.


                                         By:
                                             ---------------------------------
                                             Name:
                                             Title: